UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2022

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thome Employment Agreement

As of March 7, 2022, Graham Corporation (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Christopher Thome, age 50. Pursuant to the Employment Agreement, Mr. Thome will serve as the Company’s Vice President - Finance and Chief Financial Officer commencing April 4, 2022 for a term of one year, subject to automatic renewal periods until the Employment Agreement is terminated or Mr. Thome attains the age of 65. Mr. Thome will be entitled to an initial base salary rate of $290,000 per year.

Mr. Thome will be eligible to receive bonuses and awards under the Company’s bonus plans or arrangements as may be in effect from time to time, including the Company’s Annual Executive Cash Bonus Plan, and may participate in any long-term incentive compensation plan generally made available to similarly situated executive officers of the Company in accordance with and subject to the terms of such plans, including the Company’s Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives. Mr. Thome is also eligible for the Company’s standard benefit plans.

The Employment Agreement provides that, upon termination without cause, or if Mr. Thome resigns because of the Company’s material breach of the Employment Agreement, the Company will provide him compensation due him through the date of termination, including any accrued bonus, and continue his base salary for 12 months following such termination. The Employment Agreement also provides that, if following a change in control of the Company, Mr. Thome’s employment is terminated by the Company without cause, or if Mr. Thome resigns in certain situations set forth in the Employment Agreement, the Company will make a payment to Mr. Thome in an amount equal to two times the sum of Mr. Thome’s annual salary and his target annual bonus at the time of his termination or resignation.

In addition, if Mr. Thome’s employment with the Company is terminated for any reason, he will be subject to a 12-month covenant not to compete with the Company, not to interfere in certain of the Company’s business relationships, not to disparage the Company, and not to disclose to anyone the Company’s confidential information. The Employment Agreement also contains customary releases, covenants, and confidentiality provisions.

Prior to joining the Company, Mr. Thome served as Corporate Controller and Treasurer of Allied Motion Technologies Inc., a producer of precision and specialty motion control components and systems, since February 2020 and held progressively advancing roles at Integer Holdings Corporation, a provider of advanced medical device outsourcing, from July 2006 to February 2020, including Senior Director – Treasurer and Senior Director – Financial Reporting, Treasury Operations and Shared Services. Mr. Thome is a certified public accountant.

There are no family relationships between Mr. Thome and any of the Company’s directors or executive officers and there are no transactions reportable pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between the Company and Mr. Thome.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Glajch Amended Transition Agreement

As of March 7, 2022, the Company and Jeffrey F. Glajch, Chief Financial Officer, entered into the Amended and Restated Severance and Transition Agreement (the “Amended Transition Agreement”) which amended and restated the Severance and Transition Agreement dated November 29, 2021. Pursuant to the Amended Transition Agreement, Mr. Glajch will retire from the Company on April 15, 2022 (the “Resignation Date”). In addition, pursuant to the Amended Transition Agreement, Mr. Glajch agreed to provide certain transition-related services to the Company for a period of nine months following the Resignation Date. The Amended Transition Agreement also provides that the Company will pay Mr. Glajch (i) a severance payment in an amount equal to nine months of Mr. Glajch’s base salary, less applicable deductions and withholdings, payable in accordance with the Company’s regular payroll schedule and practices commencing on or around the Resignation Date, with such payments to be completed by December 31, 2022, and (ii) monthly health premiums for a period of nine months following the Resignation Date, subject to certain conditions contained in the Amended Transition Agreement.

The foregoing description of the Amended Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Transition Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the press release dated March 9, 2022 announcing the appointment of Mr. Thome is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated as of March 7, 2022, between Graham Corporation and Christopher Thome

10.2	Amended and Restated Severance and Transition Agreement, dated as of March 7, 2022, between Graham Corporation and Jeffrey F. Glajch

99.1	Press release dated March 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: March 9, 2022	By:	/s/ Daniel J. Thoren
Daniel J. Thoren
President and Chief Executive Officer